Exhibit 10.7

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of February 6, 2014, made by HD SUPPLY FM SERVICES, LLC, a Delaware limited liability company (the “Additional Grantor”), in favor of BANK OF AMERICA, NA., as collateral agent and administrative agent (in such capacity, the “Collateral Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Term Loan Credit Agreement referred to below and the other Secured Parties (as defined below).  All capitalized terms not defined herein shall have the meaning ascribed to them in such the Term Loan Guarantee and Collateral Agreement referred to below, or if not defined therein, in the Term Loan Credit Agreement.

W I T N E S S E T H :

WHEREAS, HD Supply, Inc., a Delaware corporation (the “Borrower”), Bank of America, N.A., as administrative agent and collateral agent, and the Lenders are parties to a Credit Agreement, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “Term Loan Credit Agreement”);

WHEREAS, in connection with the Term Loan Credit Agreement, the Borrower and certain of its Subsidiaries are, or are to become, parties to the Guarantee and Collateral Agreement, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “Term Loan Guarantee and Collateral Agreement”), in favor of the Collateral Agent, for the benefit of the Secured Parties (as defined in the Term Loan Guarantee and Collateral Agreement);

WHEREAS, the Additional Grantor is a member of an affiliated group of companies that includes the Borrower and each other Grantor; the proceeds of the extensions of credit under the Term Loan Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors (including the Additional Grantor) in connection with the operation of their respective businesses; and the Borrower and the other Grantors (including the Additional Grantor) are engaged in related businesses, and each such Grantor (including the Additional Grantor) will derive substantial direct and indirect benefit from the making of the extensions of credit under the Term Loan Credit Agreement;

WHEREAS, the Term Loan Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Term Loan Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.                                      Term Loan Guarantee and Collateral Agreement.  By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in subsection 9.15 of the Term Loan Guarantee and Collateral Agreement, hereby becomes a party to the Term Loan Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Guarantor and Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor and Grantor thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1,3 and 4 to the Term Loan Guarantee and Collateral Agreement, and such Schedules are hereby amended and modified to include such information.  The

Additional Grantor hereby represents and warrants that each of the representations and warranties of such Additional Grantor, in its capacities as a Guarantor and Grantor, contained in Section 4 of the Term Loan Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.  The Additional Grantor hereby grants, as and to the same extent as provided in the Term Loan Guarantee and Collateral Agreement, to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in the Collateral (as such term is defined in subsection 3.1 of the Term Loan Guarantee and Collateral Agreement) of the Additional Grantor, except as provided in subsection 3.3 of the Term Loan Guarantee and Collateral Agreement.

2.                                      GOVERNING LAW.  THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

HD SUPPLY FM SERVICES, LLC

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

[Signature Page to Assumption Agreement (Term Loan)]

Acknowledged and Agreed to as
of the date hereof by:

BANK OF AMERICA, N.A.,
as Collateral Agent and Administrative Agent

By:	/s/ Darleen R Parmelee
Name: Darleen R Parmelee
Title: Vice President

[Signature Page to Assumption Agreement (Term Loan)]

Annex 1-A to
Assumption Agreement

Supplement to
Term Loan Guarantee and Collateral Agreement
Schedule 1

HD Supply FM Services, LLC

3100 Cumberland Boulevard

Suite 1700

Atlanta, GA 30339

Attention:  Ricardo Nunez

Telephone:  (770) 852-9321

with copies to

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention:  Paul Brusiloff, Esq.

Facisimile:  (212) 521-7015

Telephone:  (212) 909-6000

Supplement to
Term Loan Guarantee and Collateral Agreement
Schedule 2

Pledged Stock

Pledgor	Issuer	Class of Stock or Interests	Par Value	Certificate No(s).	Number of Shares or Interests Pledged	% of All Issued Capital or Other Equity Interests of Issuer Pledged
HD Supply Holdings, LLC	Creative Touch Interiors, Inc.	Common (voting shares)	No par	23	490	100%
		Common (non-voting shares)	No par	24	510
HD Supply Facilities Maintenance, Ltd.	HD Supply FM Services, LLC	Units of membership interests	No par	N/A	100	100%

1-A-1

Supplement to
Term Loan Guarantee and Collateral Agreement
Schedule 3

UCC Filings

Granting Party	State	Filing Office	Document Filed
HD Supply FM Services, LLC	Delaware	Secretary of State	UCC-1 Financial Statement

Supplement to
Term Loan Guarantee and Collateral Agreement
Schedule 4

Legal Name	Jurisdiction of Organization
HD Supply FM Services, LLC	Delaware

Supplement to
Term Loan Guarantee and Collateral Agreement
Schedule 5

INTELLECTUAL PROPERTY

None.

Supplement to
Term Loan Guarantee and Collateral Agreement
Schedule 6

CONTRACTS

None.

1-A-1